Consent of Independent Auditors




The Board of Directors of Aetna Life Insurance and Annuity Company and Contractholders of Aetna Variable Annuity Account C:


We consent to the use of our reports dated February 4, 1997 and February 14, 1997 incorporated herein by reference in registration statement (No. 33-75986) on Form N-4.


                                                     /s/  KPMG Peat Marwick LLP


Hartford, Connecticut
August 19, 1997